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                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the registrant  X
Filed by a party other than the registrant  __
__ Preliminary proxy statement
   Definitive proxy statement
X_ Definitive additional materials
__ Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       McDonnell Douglas Corporation
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             (Name of Registrant as Specified in Its Charter)

- ---------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

    $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(i)(2)
__  $500 per each party to controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
__  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
  (1)  Title of each class of securities to which transaction applies:

- ---------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

- ----------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------
  (5)  Total fee paid:
- ----------------------------------------------------------------------------
       Fee paid previously with preliminary materials.

- ----------------------------------------------------------------------------
  X Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:
            $125.00
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  (2)  Form, Schedule or Registration Statement No.:
       DEF 14A - Definitive Proxy Statement
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  (3)  Filing Party:  McDonnell Douglas Corporation
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  (4)  Date Filed:    March 20, 1995
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The following message is expected to appear on employees' paycheck stubs on
April 7, 1995:


  YOUR VOTE COUNTS!  WE ENCOURAGE YOU TO PROMPTLY RETURN
  YOUR PROXY/VOTER CARD FOR THE ANNUAL MEETING OF
  SHAREHOLDERS.  TO OBTAIN A MEETING ADMITTANCE TICKET,
  SUBMIT A WRITTEN REQUEST INCLUDING NAME, ADDRESS AND
  EMPLOYEE NUMBER TO SHAREHOLDER SERVICES, M/C 1001240.





The following message is expected to appear on employees' paycheck stubs on April 14, 1995:


      YOUR VOTE COUNTS!  WE ENCOURAGE YOU TO RETURN YOUR
  PROXY/VOTER CARD FOR THE ANNUAL MEETING OF SHAREHOLDERS.
      INTERESTED IN MDC'S FIRST QUARTER EARNINGS?
  BEGINNING APRIL 20, 1995, CALL MDC'S SHAREHOLDER
  INFORMATION LINE (233-8193) TO HEAR A SUMMARY.